EARNING PER SHARE ('EPS')	12 Months Ended
Dec. 31, 2024
EARNING PER SHARE ('EPS')
EARNING PER SHARE ('EPS')
NOTE 27. EARNING PER SHARE (‘EPS’)
Basic EPS is calculated by reducing the income from continuing operations by the amount of dividends declared in the current period for each class of stock and by the contractual amount of dividends that must be paid for the current period, considering the allocation of remaining earnings to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed. EPS is determined by dividing the total earnings allocated to each security by the weighted average number of common shares outstanding.
Diluted EPS assumes the issuance of common shares for all dilutive potential common shares outstanding during the reporting period. The Bank had no dilutive potential common shares as of December 31, 2024, 2023 and 2022.
The following table summarizes information related to the computation of basic EPS for the years ended December 31, 2024, 2023 and 2022 (in millions of pesos, except per share data):

	2024	2023	2022
Income from continuing operations before attribution of non-controlling interests	6,365,581	6,214,971	6,996,365
Less: Non-controlling interests from continuing operations	97,837	98,035	212,875
Net income from controlling interest	6,267,744	6,116,936	6,783,490
Less: Preferred dividends declared	1,541,003	1,541,003	1,352,921
Less: Allocation of undistributed earnings to preferred stockholders	1,374,673	1,303,784	1,805,191
Net income allocated to common shareholders for basic and diluted EPS	3,352,068	3,272,149	3,625,378
Weighted average number of common shares outstanding used in basic EPS calculation (In millions)	510	510	510
Basic and diluted earnings per share to common shareholders	6,576	6,420	7,113
Basic and diluted earnings per share from continuing operations	6,576	6,420	7,113